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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    November 19, 1996
                                                    -----------------


                    PHARMACEUTICAL PRODUCT DEVELOPMENT, INC.
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             (Exact name of registrant as specified in its charter)



                                North Carolina
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                 (State or other jurisdiction of incorporation)


         0-20183                                             56-1640186
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 (Commission file Number)                              (IRS Employer ID Number)


115 North Third Street, 5th Floor, Wilmington, North Carolina      28401
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code      (910) 251-0081
                                                   -----------------------------

                                      N/A
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        (Former name or former address, if changed since last report)
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Item 5.  Other Events.

         The Registrant is filing this Current Report on Form 8-K, at its option, to report its results of operations for the month ended October 31, 1996, in order to publish financial results covering at least 30 days of post-merger combined operations of the Registrant and Applied Bioscience International Inc., which it acquired effective September 26, 1996.

           PHARMACEUTICAL PRODUCT DEVELOPMENT, INC., AND SUBSIDIARIES
                 CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                                  (unaudited)
                    (in thousands, except per share amounts)

                                                                                                         One Month Ended
                                                                                                         October 31, 1996
                                                                                                         ----------------
Life sciences revenues, net of reimbursed
         costs of $4,181                                                                                      $13,519
Environmental sciences revenues, net of
         reimbursed costs of $373                                                                               4,145
                                                                                                              -------
                                                                                                               17,664
                                                                                                              -------
Direct costs - Life sciences                                                                                    7,088
Direct costs - Environmental sciences                                                                           2,848
Selling, general and administrative expenses                                                                    5,347
Depreciation and amortization                                                                                     917
                                                                                                              -------
                                                                                                               16,200
                                                                                                              -------

Income from operations                                                                                          1,464
Other income, net                                                                                                 185
                                                                                                              -------
Income before provision for income taxes                                                                        1,649
Provision for income taxes                                                                                        655
                                                                                                              -------
Net income                                                                                                    $   994
                                                                                                              =======
Net income per share                                                                                          $  0.05
                                                                                                              =======
Weighted average number of common
         shares outstanding                                                                                    21,575
                                                                                                              =======


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                PHARMACEUTICAL PRODUCT DEVELOPMENT, INC.

Date: November 19, 1996         /s/ RUDY C. HOWARD
                                ------------------------------------------------
                                Rudy C. Howard,
                                Chief Financial Officer, Vice President
                                Finance, Secretary and Treasurer
                                (Principal Financial and Accounting
                                Officer)